SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   F0RM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported) April 10, 2003

                                 Unitrin, Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)

One East Wacker Drive, Chicago, Illinois                     60601
(Address of principal executive offices)                   (Zip Code)

         0-18298                                          95-4255452
(Commission File Number)                    (I.R.S. Employer Identification No.)

                                (312) 661-4600
             (Registrant's telephone number, including area code)

                    Not Applicable (Former name or former
                    address, if changed since last report)


Item 12. Results of Operations and Financial Condition.

Attached hereto and incorporated by reference herein as Exhibit 99.1 is the press release issued by the Registrant on April 10, 2003 announcing its intention to expense the grant of stock options to employees and directors beginning with the first quarter of 2003.

Exhibit Number        Description
--------------        -----------
     99.1             Text of Registrant's April 10, 2003 Press Release

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Unitrin, Inc.


Date:  April 14, 2003                         /s/ Scott Renwick
                                              -------------------------------
                                              Scott Renwick
                                              Senior Vice President